UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 13, 2018 (February 27, 2018)

Camping World Holdings, Inc.
(Exact Name of Registrant as Specified in its Charter)

Delaware	001-37908	81-1737145
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
250 Parkway Drive, Suite 270 Lincolnshire, IL 60069 Telephone: (847) 808-3000
(Address, including zip code, and telephone number, including area code, of registrant’s principal executive offices)

Not applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

⃞	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).

⃞	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).

⃞	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

⃞	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company    ⃞

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ⃞

Explanatory Note

On February 27, 2018, Camping World Holdings, Inc. (the “Company”) filed a Current Report on Form 8-K furnishing under Items 2.02 and 9.01 of the Form 8-K the Company’s press release announcing its financial results for the quarter and year ended December 31, 2017 (the “Original Filing”). The full text of the press release was included as Exhibit 99.1 to the Original Filing. The purpose of this Current Report on Form 8-K/A is to amend and restate the Original Filing by furnishing a corrected press release that reports certain corrections to the reported financial results that were included in Exhibit 99.1 to the Original Filing.

Item 2.02. Results of Operations and Financial Condition.

On March 13, 2018, the Company announced its updated financial results for the quarter and year ended December 31, 2017. The full text of the corrected press release issued in connection with the announcement is furnished as Exhibit 99.1 to this Current Report on Form 8-K/A.

The information in this Item 2.02 of this Current Report on Form 8-K/A (including Exhibit 99.1) shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 9.01. Financial Statements and Exhibits.

(d)    Exhibits

The following exhibit relating to Item 2.02 shall be deemed to be furnished, and not filed:

Exhibit No.	Description

Exhibit 99.1	Corrected Press Release dated March 13, 2018

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CAMPING WORLD HOLDINGS, INC.

	By:	/s/ Thomas F. Wolfe
	Name:	Thomas F. Wolfe
	Title:	Chief Financial Officer and Secretary

Date: March 13, 2018